[   ] denotes an item that has been excluded because it is both (1) not material and (2) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDED SCHEDULE A

Dated July 21, 2020

to the DISTRIBUTION AGREEMENT

Dated February 1, 2019

between

ULTIMUS MANAGERS TRUST

and

ULTIMUS FUND DISTRIBUTORS, LLC

TRUST SERIES

Adler Value Fund

Blue Current Global Dividend Fund

Blueprint Growth Fund

Evolutionary Tree Innovators Fund

HVIA Equity Fund

Karner Blue Animal Impact Fund

Kempner Multi-Cap Deep Value Fund

Lyrical International Value Equity Fund

Lyrical U.S. Value Equity Fund

Marshfield Concentrated Opportunity Fund

Meehan Focus Fund

Q3 All-Weather Sector Rotation Fund

Q3 All-Weather Tactical Fund

Ryan Labs Core Bond Fund

Ryan Labs Long Credit Fund

Stralem Equity Fund

Wavelength Interest Rate Neutral Fund

Waycross Long/Short Equity Fund

[   ] denotes an item that has been excluded because it is both (1) not material and (2) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDED SCHEDULE B

Dated July 21, 2020

to the DISTRIBUTION AGREEMENT

Dated February 1, 2019

between

ULTIMUS MANAGERS TRUST

AND

ULTIMUS FUND DISTRIBUTORS, LLC

FEES AND EXPENSES

FEES:

Ultimus shall be entitled to receive an annual fee of up to [   ], paid in monthly installments, from each Fund listed on Schedule A and/or from the investment adviser(s) to such Fund. The specific annual fee due from each Fund and/or the investment adviser to such Fund shall be as noted below:

(each of the below to have an annual fee of [   ])

Adler Value Fund

Blue Current Global Dividend Fund

Blueprint Growth Fund

Evolutionary Tree Innovators Fund

HVIA Equity Fund

Karner Blue Animal Impact Fund

Kempner Multi-Cap Deep Value Fund

Lyrical International Value Equity Fund

Lyrical U.S. Value Equity Fund

Marshfield Concentrated Opportunity Fund

Meehan Focus Fund

Q3 All-Weather Sector Rotation Fund

Q3 All-Weather Tactical Fund

Ryan Labs Core Bond Fund

Ryan Labs Long Credit Fund

Stralem Equity Fund

Wavelength Interest Rate Neutral Fund

Waycross Long/Short Equity Fund

(each of the below to have an annual fee of [   ])